(2_FIDELITY_LOGOS)FIDELITY
REAL ESTATE HIGH INCOME
FUND
ANNUAL REPORT
AUGUST 31, 1993
CONTENTS



PERFORMANCE                         3    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                           5    THE MANAGER'S REVIEW OF FUND PERFORMANCE, STRATEGY
                                         AND OUTLOOK.

INVESTMENTS                         6    A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR
                                         MARKET VALUES.

FINANCIAL STATEMENTS                8    STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                                         CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                               10   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT ACCOUNTANTS   12   THE AUDITORS' OPINION.

DISTRIBUTIONS                       13



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON THE FUND, INCLUDING CHARGES AND EXPENSES, CALL JEFF GANDEL AT 617-563-6414 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
REAL ESTATE HIGH INCOME
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1997               PAST 1    LIFE OF
                                              YEAR      FUND

FIDELITY REAL ESTATE HIGH INCOME              26.22%    80.30%

MERRILL LYNCH HIGH YIELD MASTER INDEX         12.62%    48.54%

HIGH CURRENT YIELD FUNDS AVERAGE              13.23%    N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on January 5, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 174 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1997               PAST 1    LIFE OF
                                              YEAR      FUND

FIDELITY REAL ESTATE HIGH INCOME              26.22%    22.50%

MERRILL LYNCH HIGH YIELD MASTER INDEX         12.62%    14.60%

HIGH CURRENT YIELD FUNDS AVERAGE              13.23%    N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$100,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971130 19971219 142652 S00000000000001
             Real Estate High Inc        ML High Yield Master
             00671                       ML002
  1995/01/05     100000.00                   100000.00
  1995/01/31     100918.56                   101255.38
  1995/02/28     104093.12                   104414.67
  1995/03/31     105430.21                   105867.78
  1995/04/30     107058.44                   108346.52
  1995/05/31     111364.63                   111731.51
  1995/06/30     112854.47                   112584.91
  1995/07/31     113387.98                   113872.01
  1995/08/31     115807.97                   114563.12
  1995/09/30     117769.89                   115873.84
  1995/10/31     118684.60                   116695.22
  1995/11/30     120329.56                   117834.33
  1995/12/31     121432.24                   119725.79
  1996/01/31     122861.39                   121616.64
  1996/02/29     122234.55                   121799.75
  1996/03/31     122094.38                   121468.97
  1996/04/30     123181.86                   121523.99
  1996/05/31     123858.23                   122400.40
  1996/06/30     126275.58                   123135.66
  1996/07/31     127320.62                   123971.65
  1996/08/31     127913.11                   125251.90
  1996/09/30     132066.15                   127939.25
  1996/10/31     138261.78                   129341.38
  1996/11/30     142842.15                   131956.29
  1996/12/31     143581.99                   132971.66
  1997/01/31     147776.98                   133993.56
  1997/02/28     151913.15                   135873.22
  1997/03/31     152800.96                   134364.15
  1997/04/30     158792.49                   135893.43
  1997/05/31     160484.33                   138597.25
  1997/06/30     163908.63                   140742.72
  1997/07/31     170965.79                   144120.25
  1997/08/31     170997.49                   143795.99
  1997/09/30     176137.46                   146251.11
  1997/10/31     177153.54                   147221.71
  1997/11/28     180300.26                   148540.21
IMATRL PRASUN   SHR__CHT 19971130 19971219 142653 R00000000000038
Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund on January 5, 1995, when the fund started. As the chart shows, by November 30, 1997, the value of the investment would have grown to $180,300 - an 80.30% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $148,540 - a 48.54% increase.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE OPPOSITE
DIRECTION OF INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A FUND THAT INVESTS IN
BONDS WILL VARY. THAT MEANS IF YOU SELL YOUR
SHARES DURING A MARKET DOWNTURN, YOU MIGHT
LOSE MONEY. BUT IF YOU CAN RIDE OUT THE MARKET'S
UPS AND DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED NOVEMBER 30,          JANUARY 5, 1995
                                        (COMMENCEMENT
                                        OF OPERATIONS) TO
                                        NOVEMBER 30,

      1997                       1996   1995

DIVIDEND RETURN               15.17%   9.59%    9.93%

CAPITAL APPRECIATION RETURN   11.05%    9.12%   10.40%

TOTAL RETURN                  26.22%   18.71%   20.33%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any. DIVIDENDS
PERIODS ENDED NOVEMBER 30, 1997   PAST 1        PAST 6         PAST 1
                                  MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE               9.85(CENTS)   56.61(CENTS)   150.75(CENTS)

ANNUALIZED DIVIDEND RATE          9.66%         9.33%          12.86%

30-DAY ANNUALIZED YIELD           11.15%        -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.40 over the past one month, $12.10 over the past six months and $11.72 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
REAL ESTATE HIGH INCOME
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Mark Snyderman, Portfolio Manager of Fidelity Real Estate High Income Fund
Q. HOW DID THE FUND PERFORM, MARK?
A. The fund had a good year. For the 12 months that ended November 30, 1997, the fund returned 26.22%. The Merrill Lynch High Yield Master Index - a broad measure of the high-yield bond market - returned 12.62% during this period. The high current yield funds average had a 12-month return of 13.23%, according to Lipper Analytical Services.
Q. WHAT HELPED THE FUND POST SUCH STRONG GAINS?
A. Three factors worked in the fund's favor. First, there was a considerable amount of credit-spread tightening in the real estate debt market. When high-yield bond spreads tighten relative to U.S. Treasuries, the fund earns significant capital gains. Most of this tightening occurred in the commercial mortgage-backed segment of the market - an area in which the fund was well-represented during the period. Second, my process of security selection led me to buy bonds that had higher-than-average credit appreciation potential. Most of these choices performed well. Lastly, the real estate fundamentals throughout our market were generally beneficial.
Q. WHY WAS THE ENVIRONMENT SO FAVORABLE?
A. Several developments were influential. We continued to see a rise in underlying property values, as the real estate market continued to rebound from its early-1990s recession. In addition, the availability of capital to refinance mortgages became more plentiful. The final factor I'd highlight was the securities' supply/demand condition. There were a lot of new deals issued, but investor demand remained quite strong. All of these factors helped boost the return to real estate debt investors.
Q. THE FUND'S TOP THREE POSITIONS AT THE END OF THE PERIOD ACCOUNTED FOR JUST OVER 18% OF ASSETS. HOW DID THESE BONDS PERFORM?
A. Quite well. One of the larger holdings - bonds issued by the former Resolution Trust Corp. - continued to perform well. Resolution Trust Corp. was a government agency created to assist insolvent savings and loan institutions. Bonds from the Confederated Life mortgage portfolio, listed as Structured Asset Securities Corp., also provided a strong performance boost during the period, as did mortgage-backed bonds from Oregon Commercial Mortgage. In both instances, the deals required intensive credit research that eventually paid off. As I've mentioned to shareholders before, I prefer to run a concentrated fund. I find it more productive to spend more time analyzing a few bonds than less time on more issues.
Q. DID YOU FOLLOW ANY SPECIFIC STRATEGIES DURING THE PERIOD?
A. One shift I made - probably around the halfway point of the period
- was to emphasize lower-quality bonds. From the fund's inception through the first half of the period, much of its focus has been on BB-rated bonds. These issues helped the fund's performance immensely in that time. The shift to lower-quality bonds in the springtime marked the first significant credit move for the fund. I felt that the higher-quality bond strategy had played itself out and I could find higher returns in the B category through strong credit research. So far, this move has worked out fairly well.
Q. WERE THERE OTHER POSITIONS THAT PERFORMED WELL? HOW ABOUT
DISAPPOINTMENTS?
A. Bonds issued by Schostak, listed as SML - a shopping mall entity in the Detroit area - performed extremely well. The fund held these bonds at discounted prices, and toward the end of the period we were notified that the bonds would be called at par value. On a negative note, the fund's position in Rockefeller Center Properties zero coupon bonds didn't perform well.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS, MARK?
A. Since the fund will be more oriented toward lower-quality, high-risk issues going forward, credit analysis will be crucial. I don't think the fund will continue to top its benchmarks by such huge margins, but I'm optimistic that we'll continue to produce good relative returns over time.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: TO PROVIDE HIGH CURRENT INCOME BY
INVESTING PRIMARILY IN COMMERCIAL
MORTGAGE-BACKED SECURITIES, WITH AN EMPHASIS
ON LOWER-QUALITY SECURITIES
START DATE: JANUARY 5, 1995
SIZE: AS OF NOVEMBER 30, 1997, MORE THAN
$49 MILLION
MANAGER: MARK SNYDERMAN, SINCE INCEPTION;
JOINED FIDELITY IN 1994
(CHECKMARK)
FIDELITY REAL ESTATE HIGH INCOME
INVESTMENTS NOVEMBER 30, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


CORPORATE BONDS - 6.4%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 2.0%
CONSTRUCTION & REAL ESTATE - 2.0%
REAL ESTATE INVESTMENT TRUSTS - 2.0%
Rockefeller Center Properties, Inc.
 0%, 12/31/00 - $ 1,500,000 $ 1,050,000
NONCONVERTIBLE BONDS - 4.4%
FINANCE - 3.9%
CREDIT & OTHER FINANCE - 3.9%
Cityscape Financial Corp.
 12 3/4%, 6/1/04 Caa  2,960,000  1,983,200
MEDIA & LEISURE - 0.5%
LODGING & GAMING - 0.5%
American Skiing Co.
 12%, 7/15/06 B3  250,000  276,250
TOTAL NONCONVERTIBLE BONDS   2,259,450
TOTAL CORPORATE BONDS
 (Cost $3,758,637)   3,309,450
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.9%
PRIVATE SPONSOR - 3.9%
Credit-Based Asset Servicing and
 Securitization LLC
 Series 1997-2 (c)(e)(h):
  Class 2B, 7.289%, 12/29/25  Ba3  1,000,000  510,625
  Class 2C, 7.289%, 12/29/25  B3  2,550,000  685,313
DLJ Mortgage Acceptance Corp. (c):
 Series 1996-TD Class C,
  6.089%, 9/29/23  B3  704,281  588,348
 Series 1996-TD Class D,
  8.405%, 9/29/23 (e) -  1,077,791  231,725
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (Cost $2,063,074)   2,016,011
COMMERCIAL MORTGAGE SECURITIES - 78.4%
ACP Mortgage LP Series F,
 7.155%, 2/28/28 (c)(e) B  1,609,486  1,366,937
American Southwest Financial
 Securities Series 1994-C2
 Class B2, 11.429%,
 12/25/01 (c)(e) -  2,000,000  2,030,312
BKB Commercial Mortgage Trust
 Series 1997-C1 (c)(e):
  Class F, 8.725%, 4/26/04  B  1,476,000  1,307,125
  Class G, 8.725%, 4/27/09  CCC  1,141,500  513,675
  Class H, 8.738%,10/25/22  -  760,975  190,244
Blaylock Mortgage Capital Corp.
 Series 1997-A (c):
  Class B5, 6.425%, 10/15/03  B-  110,000  72,230
  Class B6, 6.425%, 10/15/03  CCC  110,000  46,812
  Class B7, 6.425%, 10/15/03  -  147,000  41,617

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
CS First Boston Mortgage Securities
 Corp. (c):
  Series 1994-CFB1 Class F,
   7.617%, 1/25/28 (e) - $ 1,319,819 $ 1,217,790
  Series 1997-SPICE Class G,
   7.768%, 8/20/36 -  1,400,000  1,159,813
Daiwa Series 1997-2 Class D,
 6.00%, 12/1/24 (c)(g) -  2,250,000  1,411,425
DLJ Mortgage Acceptance Corp. (c):
 Series 1994-MF4 Class C,
  8.50%, 4/18/01 -  460,000  332,028
 Series 1994-MF11 Class B3,
  8.10%, 6/18/04 B2  1,342,000  1,198,676
Federal Mortgage Acceptance Corp.
 Series 1997-B Class F, 7.89%,
 9/15/19 (c)(e) -  2,217,779  1,616,206
Franchise Mortgage Acceptance
 Corp. Loan Receivables Trust
 Series 1997-A Class F,
 8.104%, 4/15/19 (c)(e) -  1,420,659  1,065,494
First Chicago/Lennar Trust I
 Series 1997-CHL1 Class E,
 8.12%, 2/28/11 (e) -  2,800,000  2,367,750
Kidder Peabody Acceptance Corp. I
 Series 1994-M1 Class D,
 8.245%, 7/25/01 (c)(e) -  842,000  540,227
Merrill Lynch Mortgage
 Investments, Inc. Series 1994
 Class M1-E, 8.098%,
 6/25/22 (c)(e) Ba2  1,500,000  1,535,625
Morgan Stanley Capital One, Inc.
 Series 1996-MBL1 Class E,
 8.495%, 5/25/21 (c)(e) -  1,205,012  1,133,088
Oregon Commercial Mortgage, Inc.
 Series 1995 Class E,
 9.805%, 6/25/26 (c)(e) BB  3,000,000  3,052,969
Penn Mutual Life Insurance Co.
 (The) Series 1996-PML (c):
  Class L, 7.90%, 11/15/26  -  2,500,000  1,206,750
  Class M, 7.90%, 11/15/26 -  5,862,000  832,404
Resolution Trust Corp.
 Series 1991-M2 (e):
  Class A1, 7.130%, 9/25/20 Ba3  3,561,726  3,134,318
  Class A2, 7.376%, 9/25/20 Ba3  1,975,719  1,679,361    Class A3,
7.542%, 9/25/20  Ba  968,257  817,795
Structured Asset Securities Corp.:
 Series 1993-C1 Class E, 6.60%,
  10/25/24 (c) B  3,250,268  1,300,107
 Series 1995-C1 Class E, 7 3/8%,
  9/25/24 (c) BB  2,350,000  2,234,978   Series 1996-CFL:
   Class G, 7 3/4%, 2/25/28 (c) -  3,450,000  3,143,138
  Class H, 7 3/4%, 2/25/28 Aaa  2,500,000  2,009,850
SML, Inc. Series 1994-C1:
 Class B3, 11.69%, 9/18/99 -  500,000  494,688
 Class C, 9.20%, 9/18/99 (d) -  1,600,000  1,449,000
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $37,586,201)   40,502,432
COMPLEX MORTGAGE SECURITIES - 0.3%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
INTEREST ONLY STRIPS - 0.3%
BKB Commercial Mortgage Trust
 Series 1997-C1 Class X1,
 1.372%, 12/26/01 (c)(e)(f)
 (Cost $216,974) BBB $ 21,612,073 $ 164,423
COMMON STOCKS - 4.1%
 SHARES
CONSTRUCTION & REAL ESTATE - 2.6%
REAL ESTATE - 1.7%
Boardwalk Equities, Inc. (a)  31,800  368,456
Getty Realty Corp.   27,600  534,750
  903,206
REAL ESTATE INVESTMENT TRUSTS - 0.9%
LTC Properties, Inc.   22,000  449,625
TOTAL CONSTRUCTION & REAL ESTATE   1,352,831
FINANCE - 1.5%
CREDIT & OTHER FINANCE - 1.5%
Insignia Financial Group, Inc.
 Class A (a)  40,000  790,000
TOTAL COMMON STOCKS
 (Cost $1,899,055)   2,142,831
PREFERRED STOCKS - 5.1%
CONSTRUCTION & REAL ESTATE - 5.1%
REAL ESTATE INVESTMENT TRUSTS - 5.1%
Crown America Realty Trust
 Series A 11%  30,300  1,590,750
Walden Residential Properties, Inc. 9.20%  40,000  1,020,000
TOTAL PREFERRED STOCKS
 (Cost $2,511,705)   2,610,750
CASH EQUIVALENTS - 1.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 5.70%, dated
11/28/97 due 12/1/97  $ 938,446  938,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (COST $48,973,646)  $ 51,683,897
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $30,730,104 or 61.6% of net assets.
4. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
SML, Inc. Series 1994-C1
 Class C, 9.20%, 9/18/99 12/6/95 $ 1,064,500
5. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
6. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
7. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
8. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 3.9% AAA, AA, A  3.9%
Baa 0.0% BBB  0.3%
Ba 14.9% BB  10.2%
B 5.3% B  22.6%
Caa 3.8% CCC  1.6%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 41.6%. FMR has determined that unrated debt securities that are lower quality account for 41.6% of the total value of investment in securities.
INCOME TAX INFORMATION
At November 30, 1997, the aggregate cost of investment securities for income tax purposes was $48,973,646. Net unrealized appreciation aggregated $2,710,251, of which $3,769,457 related to appreciated investment securities and $1,059,206 related to depreciated investment securities.
The fund hereby designates approximately $195,000 as a capital gain dividend for the purpose of the dividend paid deduction.
REAL ESTATE HIGH INCOME
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE          $ 51,683,897
(INCLUDING REPURCHASE AGREEMENTS
OF $938,000) (COST $48,973,646) -
SEE ACCOMPANYING SCHEDULE




CASH                                                                                                         782,896

DIVIDENDS RECEIVABLE                                                                                      64,663

INTEREST RECEIVABLE                                                                                       650,946

OTHER RECEIVABLES                                                                                           3,707

 TOTAL ASSETS                                                                                                53,186,109

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                             $ 1,796,825
REGULAR DELIVERY

 DELAYED DELIVERY                                                                              1,411,425

ACCRUED MANAGEMENT FEE                                                                         30,365

OTHER PAYABLES AND ACCRUED EXPENSES                                                            26,540

 TOTAL LIABILITIES                                                                                           3,265,155

NET ASSETS                                                                                                  $ 49,920,954

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                             $ 40,128,172

UNDISTRIBUTED NET INVESTMENT INCOME                                                                          870,640

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS                                            6,211,891

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                    2,710,251

NET ASSETS, FOR 4,019,382 SHARES OUTSTANDING                                                                $ 49,920,954

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($49,920,954 (DIVIDED BY) 4,019,382 SHARES)   $12.42


STATEMENT OF OPERATIONS

 YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME                                                                 $ 159,143
DIVIDENDS

INTEREST                                                                           4,709,551

 TOTAL INCOME                                                                      4,868,694

EXPENSES

MANAGEMENT FEE                                                     $ 340,782

TRANSFER AGENT FEES                                                 10,294

ACCOUNTING FEES AND EXPENSES                                        60,238

NON-INTERESTED TRUSTEES' COMPENSATION                               204

CUSTODIAN FEES AND EXPENSES                                         15,754

AUDIT                                                               40,778

LEGAL                                                               2,825

MISCELLANEOUS                                                       327

 TOTAL EXPENSES BEFORE REDUCTIONS                                   471,202

 EXPENSE REDUCTIONS                                                 (15,909)       455,293

NET INVESTMENT INCOME                                                              4,413,401

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                              7,829,042

 FUTURES CONTRACTS                                                  198,463        8,027,505

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                              (1,752,393)

 FUTURES CONTRACTS                                                  19,430         (1,732,963)

NET GAIN (LOSS)                                                                    6,294,542

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 10,707,943


STATEMENT OF CHANGES IN NET ASSETS



INCREASE (DECREASE) IN NET ASSETS                                                          YEAR ENDED      YEAR ENDED
                                                                                           NOVEMBER 30,    NOVEMBER 30,
                                                                                           1997            1996

OPERATIONS                                                                                 $ 4,413,401     $ 6,658,628
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                  8,027,505       4,273,403

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                      (1,732,963)     1,294,036

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            10,707,943      12,226,067

DISTRIBUTIONS TO SHAREHOLDERS                                                               (6,037,275)     (6,461,049)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                      (2,664,180)     (1,264,154)

 TOTAL DISTRIBUTIONS                                                                         (8,701,455)     (7,725,203)

SHARE TRANSACTIONS                                                                           6,243,135       17,100,001
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                               2,983,250       2,766,715

 COST OF SHARES REDEEMED                                                                     (19,008,500)    (39,100,000)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                     (9,782,115)     (19,233,284)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    (7,775,627)     (14,732,420)

NET ASSETS
 BEGINNING OF PERIOD                                                                         57,696,581      72,429,001

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $870,640 AND $1,737,396,
RESPECTIVELY)                                                                               $ 49,920,954    $ 57,696,581

OTHER INFORMATION
SHARES

 SOLD                                                                                        557,115         1,569,711

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                     248,595         254,411

 REDEEMED                                                                                    (1,656,813)     (3,513,383)

 NET INCREASE (DECREASE)                                                                     (851,103)       (1,689,261)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS



                                                                         YEAR ENDED     YEAR ENDED     JANUARY 5, 1995
                                                                         NOVEMBER 30,   NOVEMBER 30,   (COMMENCEMENT
                                                                                                       OF OPERATIONS) TO
                                                                                                       NOVEMBER 30,

SELECTED PER-SHARE DATA                                                  1997           1996           1995

NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 11.850       $ 11.040       $ 10.000

INCOME FROM INVESTMENT OPERATIONS                                        1.124 D        .950 D         .922
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                  1.594          .970           1.045

 TOTAL FROM INVESTMENT OPERATIONS                                        2.718          1.92           1.967



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                               (1.508)        (.930)         (.837)

 IN EXCESS OF NET INVESTMENT INCOME                                       -              -              (.090)

 FROM NET REALIZED GAIN                                                   (.640)         (.180)         -

 TOTAL DISTRIBUTIONS                                                    (2.148)        (1.110)        (.927)

NET ASSET VALUE, END OF PERIOD                                          $ 12.420       $ 11.850       $ 11.040

TOTAL RETURN B, C                                                        26.22%         18.71%         20.33%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                  $ 49,921       $ 57,697       $ 72,429

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                  1.02%          .91%           1.09% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS          .99% E         .90% E         1.09% A

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                     9.58%          8.72%          9.14% A

PORTFOLIO TURNOVER RATE                                                 80%            53%            49% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED NOVEMBER 30, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Real Estate High Income Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned and dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions and market discount. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above. WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone
2. OPERATING POLICIES - CONTINUED
WHEN-ISSUED SECURITIES - CONTINUED
in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $1,449,000 or 2.9% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $36,368,669 and $41,600,478, respectively.
The market value of futures contracts opened and closed during the period amounted to $7,541,865 and $15,688,815, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .74% of average net assets. TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $574 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $15,171 and $164, respectively, under these arrangements.
6. BENEFICIAL INTEREST.
At the end of the period, one shareholder was record owner of the total outstanding shares of the fund.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series IV and the Shareholder of Fidelity Real Estate High Income Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series IV: Fidelity Real Estate High Income Fund, including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 5, 1995 (commencement of operations) to November 30, 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series IV: Fidelity Real Estate High Income Fund as of November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 5, 1995 (commencement of operations) to November 30, 1995, in conformity with generally accepted accounting principles. /s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
January 9, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Real Estate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
 12/22/97 12/19/97 - $1.31
 1/5/98 1/2/98 - $.13
A total of .07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES